UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act o f 1934


                               September 12, 2001
                                 Date of Report
                        (Date of earliest event reported)



                            PRINCETON MINING COMPANY
             (Exact name of registrant as specified in its charter)

              Idaho               001-04026                  82-6008727
              -----               ---------                  ----------
(State or other jurisdiction     (Commission                (IRS Employer
         of incorporation)         File Number)            Identification No.)


           3801 William D. Tate Avenue, Suite 100, Grapevine, TX 76051
           -----------------------------------------------------------
                    (Address of principal executive offices)


                                 (817) 421-0057
                          Registrant's telephone number

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The registrant has dismissed its former principal accountants, DeCoria, Maichel & Teague P.S. of Spokane, Washington and engaged Stephen P. Higgins, CPA of Huntington, New York, as its principal accountants. The change was made effective September 12, 2001.

During the fiscal year ended December 31, 2000 and the subsequent interim period through September 12, 2001 (which included only the review of the Form 10-QSB for the quarter ended March 31, 2001), there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused them to make reference in connection with their report to the subject matter of the disagreements, and DeCoria, Maichel & Teague P.S. have not advised the Company of any reportable events as defined in paragraph (A) through
(D) of Regulation S-K Item 304 (a)(1)(v).

The accountant's report of DeCoria, Maichel & Teague P.S. as of and for the year ended December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, but was qualified as to the uncertainty of the Company's ability to continue as a going concern

The decision to change accountants was approved by the Board of Directors of the registrant.

The registrant has provided DeCoria, Maichel & Teague P.S. with a copy of this disclosure and has requested that DeCoria, Maichel & Teague P.S. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of DeCoria, Maichel & Teague P.S.'s letter to the SEC, dated September 12, 2001, is filed as Exhibit 16 to the Form 8-K/A.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  PRINCETON MINING COMPANY


                                  By /s/ Randy Howell, President and
                                  Principal Accounting Officer


Date:   July 12, 2002

                                  EXHIBIT INDEX


Exhibit                                                              Page
Number                     Description                              Number

16       Letter from DeCoria, Maichel & Teague P.S.,
         dated September 12, 2001                                     4

Exhibit 16



September 12, 2001



Securities and Exchange Commission
450 Fifth Street SW
Washington, D.C. 20549

Re:      Princeton Mining Company
         Commission File Number 001-04026

Dear Sirs:

We are in agreement with the statements made by the above registrant in its Form 8-K/A dated September 12, 2001.

Our report on the financial statements of Princeton Mining Company for the year ended December 31, 2000, contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles, but it was qualified as to the uncertainty of the Company's ability to continue as a going concern.

There were no disagreements with Princeton Mining Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure.

Sincerely,



/s/ DeCoria, Maichel & Teague P.S.


DeCoria, Maichel & Teague P.S.